Exhibit 10.5

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is dated as of July __, 2012 by and among TEL-INSTRUMENT ELECTRONICS CORP., a New Jersey corporation (the “Issuer”), each additional “Debtor” (as hereinafter defined) and [   ], a limited liability trust company organized and existing under the laws of the State of Illinois (“Secured Party” or “Purchaser”).

W I T N E S S E T H:

WHEREAS, pursuant to a certain Securities Purchase Agreement of even date herewith (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Purchase Agreement”) by and among the Issuer and Purchaser, Purchaser has agreed, subject to the satisfaction of certain conditions precedent, to purchase a certain promissory note (the “Note”) issued by the Issuer; and

WHEREAS, it is a condition precedent to the issuance and purchase of the Note that the Issuer shall have granted the security interests contemplated by this Agreement in order to secure the payment and performance of the Secured Obligations (as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing, and in order to induce the Purchaser to purchase the Note under the Purchase Agreement, each Debtor hereby agrees with Secured Party as follows:

SECTION 1. Definitions.

1.1 The following terms, as used herein, have the meanings set forth below:

“Account Debtor” means the account debtor with respect to any Account and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Debtor, pursuant to which such Debtor is to deliver any personal property or perform any services

“Agreement” means this Security Agreement, as the same may be amended, restated, modified or supplemented and in effect from time to time in accordance with the terms hereof.

“Blocked Accounts” has the meaning assigned to that term in Section 4.12(b).

“Collateral” has the meaning assigned to that term in Section 2.

“Collecting Banks” has the meaning assigned to that term in Section 4.12(b).

“Copyrights” means any copyrights, copyright registrations and copyright applications, and all renewals, extensions and continuations of any of the foregoing.

“Debtor” means (i) the Issuer and (ii) each Person that becomes a party to this Agreement pursuant to Section 16 hereof.

“Deposit Account Control Agreement” has the meaning assigned to that term in Section 4.12(a).

“Depository Account” has the meaning assigned to that term in Section 4.12(c).

“Federal Registration Collateral” means Collateral with respect to which Liens may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.

“Intellectual Property” means, collectively, all Copyrights, Patents and Trademarks.

“Patents” means any patents, patent registrations and patent applications and all renewals, extensions and continuations of any of the foregoing.

“Secured Obligations” means, collectively:

(a) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including principal, premium, interest, fees, costs and indemnities (including all interest and fees that accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Debtor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest or fees is allowed in any such proceeding)) of such Debtor to Secured Party, whether now existing or hereafter incurred under, arising out of, or in connection with, the Purchase Agreement, the Note and the other Transaction Documents to which such Debtor is a party and the due performance and compliance by such Debtor with all of the terms, conditions and agreements contained in the Purchase Agreement, the Note and in such other Transaction Documents to which it is a party;

(b) any and all reasonable sums advanced by Secured Party in order to preserve the Collateral or preserve its security interest in the Collateral;

(c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Debtor referred to in clause (a) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by Secured Party of its rights hereunder, together with reasonable attorneys’ fees and court costs; and

(d) all amounts owing to Secured Party pursuant to any of the Transaction Documents in its capacity as such.

“Security Interests” means the security interests granted or provided for pursuant to Section 2 hereof, as well as all other security interests created, assigned or provided as additional security for the Secured Obligations pursuant to the provisions of this Agreement or any of the other Transaction Documents.

“Trademarks” means any trademarks, trademark registrations, and trademark applications, all renewals, extensions and continuations of any of the foregoing and all goodwill attributable to any of the foregoing.

1.2 Other Definition Provisions.  References to “Sections” or “Schedules” shall be to Sections or Schedules of this Agreement unless otherwise specifically provided.  For purposes hereof, “including” is not limiting and “or” is not exclusive.  Except as provided by Section 1.3, capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided for in the Purchase Agreement.  Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.  All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

1.3 Uniform Commercial Code Terms.  All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York from time to time (the “Uniform Commercial Code”, or “UCC”) shall have the meaning given therein unless otherwise defined herein.  To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

SECTION 2. Grant of Security Interests.

To secure the payment and performance of the Secured Obligations, each Debtor hereby grants to Secured Party a lien on, security interest in and right of set-off against any and all right, title and interest of Debtor in and to any and all of the following property, whether now owned or existing or hereafter created, acquired or arising (all being collectively referred to herein as the “Collateral”):

(a) all Accounts;

(b) all Chattel Paper (including all Tangible Chattel Paper and all Electronic Chattel Paper);

(c) all Commercial Tort Claims, including those Commercial Tort Claims in which such Debtor has any interest specified on Schedule 3.9;

(d) all Contracts, together with all Contract Rights arising thereunder;

(e) all Deposit Accounts, all cash, and other property deposited therein or otherwise credited thereto from time to time and other monies and property in the possession or under the control of Secured Party or any affiliate, representative, agent or correspondent of Secured Party;

(f) all Documents;

(g) all General Intangibles, including any and all Intellectual Property;

(h) all Goods any and all Inventory, any and all Equipment and any and all Fixtures;

(i) all Instruments;

(j) all Investment Property;

(k) all Letter-of-Credit Rights;

(l) all Supporting Obligations;

(m) any and all other personal property and interests in personal property whether or not subject to the UCC;

(n) any and all books and records, in whatever form or medium, that at any time evidence or contain information relating to any of the foregoing properties or interests in properties or are otherwise necessary or helpful in the collection thereof or realization thereon;

(o) all Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

(p) all Proceeds and products of the foregoing, and all insurance pertaining to the foregoing and proceeds thereof.

SECTION 3. Representations and Warranties.

Issuer represents and warrants to Secured Party, from and after the Closing, and each other Debtor represents to Secured Party, from and after the date of its applicable joinder agreement, in each case, as follows:

3.1 Binding Obligation; Perfection.  This Agreement constitutes a valid and binding obligation of such Debtor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or other Applicable Law relating to the enforcement of creditors’ rights generally and by general equitable principles.  Secured Party has a valid and perfected first priority security interest in the Collateral securing the payment of the Secured Obligations, and such Security Interests are entitled to all of the rights, priorities and benefits afforded by, and subject to any limitation of, the Uniform Commercial Code or other Applicable Law as enacted in any relevant jurisdiction which relates to perfected security interests.

3.2 Organizational Information.  Schedule 3.2 hereto sets forth (i) the full, correct and current name of such Debtor, as its appears in such Debtor’s Organization Documents, (ii) any names of such Debtor other than such Debtor’s current name, as set forth on such Debtor’s Organization Documents during the five (5) year period preceding the Closing Date, (iii) such Debtor’s type of organization and whether such Debtor is a Registered Organization, (iv) such Debtor’s jurisdiction of organization, (v) such Debtor’s location (as determined pursuant to Section 9-307 of the Uniform Commercial Code), (vi) such Debtor’s organizational identification number (if any) and (vii) whether or not such Debtor is a Transmitting Utility.

3.3 Collateral Locations.  Schedule 3.3 hereto sets forth all addresses at which any Collateral is located, indicating for each whether such location is owned or leased by such Debtor, or owned or operated by a third-party such as a warehouseman, consignee or processor.  Schedule 3.3 hereto indicates which of the foregoing addresses serves as such Debtor’s chief executive office.  Schedule 3.3 hereto sets forth the legal description of all real properties maintained by such Debtor, leased or owned, on which any Fixtures are located, together with the name and address of the record owner of each such property.

3.4 Existing Liens.  Except for Permitted Liens, such Debtor owns the Collateral, and will own all after acquired Collateral, free and clear of any Lien.  No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those pertaining to Permitted Liens.

3.5 Governmental Authorizations; Consents; Federal Registration Collateral.  No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or consent of any other Person is required for (i) the grant by such Debtor of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by such Debtor; or (ii) the exercise by Secured Party of its rights and remedies hereunder (except as may have been accomplished by or at the direction of such Debtor or Secured Party).  Except as set forth on Schedule 3.5 hereto, none of the Collateral is Federal Registration Collateral.  Except for (a) the filing of UCC financing statements with the Secretary of State of such Debtor’s jurisdiction of organization, (b) the filing of any necessary registrations, recordations or notices, as applicable, in respect of any Federal Registration Collateral and (c) execution and delivery of Deposit Account Control Agreements in respect of Deposit Accounts, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or consent of any other Person is required for the perfection of the Security Interests granted hereby and pursuant to any other Transaction Documents.

3.6 Accounts.  Each existing Account constitutes, and each hereafter arising Account will constitute, the legally valid and binding obligation of the applicable Account Debtor.  The amount represented by such Debtor to Secured Party as owing by each Account Debtor, and the amount set forth on any invoice pertaining to any Account is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable.  No Account Debtor has, or will have, any defense, set-off, claim or counterclaim against such Debtor that can be asserted against Secured Party, whether in any proceeding to enforce Secured Party’s rights in the Collateral or otherwise, except defenses, setoffs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts.  None of the Accounts is, nor will any hereafter-arising Account be, evidenced by a promissory note or other Instrument other than a check, unless such note or other Instrument has been (i) issued in accordance with the terms and conditions of the Purchase Agreement and (ii) endorsed over and delivered to Purchaser.  The right to receive payment under each Account is assignable except where the Account Debtor with respect to such Account is a Governmental Authority, to the extent assignment of any such right to payment is prohibited or limited by Applicable Law.

3.7 Inventory.  All Inventory is, and will be, of good and merchantable quality, free from any material defects subject to any reserves taken in Debtor’s audited financial statements in accordance with GAAP.  Such Inventory is not, and will not be, subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts such Debtor’s or Secured Party’s ability to manufacture and/or sell the Inventory.  The completion and manufacturing process of such Inventory by a Person other than such Debtor would be permitted under any contract to which such Debtor is a party or to which the Inventory is subject.  Such Debtor does not sell any Inventory to any customer on approval or on any other basis that entitles the customer to return, or which may obligate such Debtor to repurchase, such Inventory.  None of such Debtor’s Inventory has been, or will be, produced in violation of any material provision of the Fair Labor Standards Act of 1938, or in material violation of any Applicable Law.

3.8 Intellectual Property.  The Copyrights, Patents and Trademarks listed on Schedule 3.8 hereto constitute all of the Intellectual Property owned by such Debtor.  All Intellectual Property owned by such Debtor is valid, subsisting and enforceable and all filings necessary to maintain the effectiveness of such registrations have been made.  Such Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to all Intellectual Property purported to be owned by such Debtor, free and clear of any Liens, including licenses and covenants by such Debtor not to sue third persons.  Such Debtor has no notice of any suits or actions commenced or threatened with reference to any Intellectual Property.  The execution, delivery and performance of this Agreement by such Debtor will not violate or cause a default under any Intellectual Property or any agreement in connection therewith.

3.9 Certain Collateral Disclosures.  Except in each case as set forth on Schedule 3.9 hereto, such Debtor has no ownership interest in any Chattel Paper, Letter of Credit Rights, Commercial Tort Claims, Documents, or Equipment covered by any certificate of title.

3.10 Control Arrangements.  Except for Control arising by operation of law in favor of banks and securities intermediaries having custody over Deposit Accounts and Securities Accounts set forth on Schedule 3.10 hereto, no Person has Control of any Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter of Credit Rights in which such Debtor has any interest.

3.11 Accurate Information.  All information heretofore, herein or hereafter supplied to Secured Party by an Authorized Officer on behalf of such Debtor with respect to the Collateral is and will be accurate and complete in all material respects.  Without limiting the foregoing, all written information heretofore, herein or hereafter supplied to Secured Party by or on behalf of such Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

3.12 Survival of Representations and Warranties.  All representations and warranties of such Debtor contained in this Agreement shall survive the execution and delivery of this Agreement.

SECTION 4. Covenants and Further Assurances.

4.1 Name or Entity Changes.  No Debtor shall change its name, type of organization or jurisdiction of organization without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.

4.2 Accounts.  Except as otherwise provided in this Section 4.2, each Debtor shall continue to collect, at its own expense, all amounts due or to become due to such Debtor with respect to Accounts and apply such amounts as are so collected to the outstanding balances thereof.  In connection with such collections, such Debtor may take (and at Secured Party’s direction during the continuance of any Event of Default, shall take) such action as such Debtor or Secured Party, as applicable, may deem necessary or advisable to enforce collection of the Accounts.  Secured Party shall have the right at any time after the occurrence and during the continuance of an Event of Default to: (i)  notify the Account Debtor under any Accounts (or any other Person obligated thereon) of the Lien granted upon such Accounts in favor of Secured Party and to direct such Account Debtors and other Persons to make payment of all amounts due or to become due or otherwise render performance directly to Secured Party; (ii) exercise the rights of such Debtor with respect to the obligation of the Account Debtor to make payment or otherwise render performance to such Debtor and with respect to any property that secures the obligations of the Account Debtor or any other Person obligated on the Collateral; and (iii) adjust, settle or compromise the amount or payment of such Accounts.  After the occurrence and during the continuance of an Event of Default, all amounts and Proceeds received by such Debtor with respect to the Accounts shall be received in trust for the benefit of Secured Party (on behalf of Secured Party), shall be segregated from other funds of such Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held in any Deposit Account pursuant to Section 4.12 and applied pursuant to the terms of the Purchase Agreement.  No Debtor shall adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any Account Debtor, or allow any credit or discount thereon (other than credits and discounts in the Ordinary Course of Business) without the prior consent of Secured Party. Each Debtor agrees to execute any document or instrument, and to take any action, necessary under Applicable Law (including the Assignment of Claims Act) in order for Secured Party to exercise its rights and remedies (or be able to exercise its rights and remedies at some future date) with respect to any Accounts of such Debtor where the Account Debtor is a Governmental Authority.

4.3 Intellectual Property.

(a) In the event any Debtor acquires or becomes entitled to any new or additional Federal Registration Collateral consisting of Intellectual Property, or rights thereto, such Debtor shall give to Secured Party prompt written notice thereof, and shall amend (and hereby so authorizes Secured Party to amend) the schedules to the respective security agreements or enter into new or additional security agreements to include any such new or additional Intellectual Property.

(b) Each Debtor shall: (i) diligently prosecute any Intellectual Property application at any time pending; (ii) make application for registration or issuance of all new or additional Intellectual Property as reasonably deemed appropriate by such Debtor; (iii) preserve and maintain all rights in the Intellectual Property; and (iv) use commercially reasonable efforts to obtain any consents, waivers or agreements necessary to enable Secured Party to exercise its remedies with respect to any and all Intellectual Property.

(c) No Debtor shall abandon any material right to file an Intellectual Property application nor shall any Debtor abandon any material pending Intellectual Property application, or registered Intellectual Property.

(d) No Debtor shall sell or assign its interest in, or grant any license under, any Intellectual Property or enter into any other agreement with respect to any Intellectual Property, and each Debtor further agrees that it shall not take any action or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would affect the validity or enforcement of the rights granted to Secured Party under this Agreement.

(e) Each Debtor agrees (i) to maintain the quality of any and all products in connection with which the Trademarks are used, consistent with commercially reasonable business practices, and (ii) to provide Secured Party, upon Secured Party’s request from time to time, with a certificate of an officer of such Debtor certifying such Debtor’s compliance with the foregoing.  Upon the occurrence of an Event of Default, each Debtor agrees that Secured Party, or a conservator appointed by Secured Party, shall have the right to establish such additional product quality controls as Secured Party, or said conservator, in its reasonable judgment, may deem necessary to assure maintenance of the quality of products sold by such Debtor under the Trademarks.

(f) Each Debtor hereby assigns, transfers and conveys to Secured Party all Intellectual Property owned or used by such Debtor to the extent necessary to enable Secured Party, effective upon the occurrence of any Event of Default, to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral.  This right and assignment shall inure to the benefit of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise.  Such right and assignment is granted free of charge, without requirement that any monetary payment whatsoever including any royalty or license fee, be made to such Debtor or any other Person by Secured Party or any other Person.

4.4 Bailees.  No Collateral having a value, individually or in the aggregate, in excess of $75,000 shall at any time be in the possession or control of any warehouse, consignee, bailee or any of any Debtor’s agents or processors without prior written notice to Secured Party and the receipt by Secured Party, if Secured Party has so requested, of warehouse receipts or bailee lien waivers (as applicable) satisfactory to Secured Party prior to the commencement of such possession or control.  Each Debtor shall, upon the request of Secured Party, notify any such warehouse, consignee, bailee, agent or processor of the Security Interests, shall instruct such Person to hold all such Collateral for Secured Party’s account subject to Secured Party’s instructions and shall obtain an acknowledgement from such Person that such Person holds the Collateral for Secured Party’s benefit.

4.5 Chattel Paper and Instruments.  Each Debtor shall deliver to Secured Party all Tangible Chattel Paper and all Instruments duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party.  Each Debtor shall provide Secured Party with Control of all Electronic Chattel Paper by having Secured Party identified as the assignee of the Records pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of Control set forth in the UCC.  Each Debtor also shall deliver to Secured Party all security agreements securing any Chattel Paper and securing any Instruments.  Each Debtor will mark conspicuously all Chattel Paper and all Instruments with a legend, in form and substance satisfactory to Secured Party, indicating that such Chattel Paper and such Instruments are subject to the Security Interests.  Notwithstanding anything herein to the contrary, the terms and provisions of this Section 4.5 shall not apply to Checks received and processed by Debtors in the Ordinary Course of Business so long as no Event of Default has occurred and is then continuing.

4.6 Letters of Credit.  Each Debtor shall deliver to Secured Party all Letters of Credit duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party.  Each Debtor also shall deliver to Secured Party all security agreements securing any Letters of Credit. Each Debtor shall take any and all actions as may be necessary or desirable, or that Secured Party may reasonably request, from time to time, to cause Secured Party to obtain exclusive Control of any Letter-of-Credit Rights owned by such Debtor in a manner acceptable to Secured Party.

4.7 Equipment.  Each Debtor shall cause all Equipment to be maintained and preserved in the same condition, repair and in working order as when new, ordinary wear and tear and obsolescence excepted, and shall promptly make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end.  Upon request of Secured Party, such Debtor shall promptly deliver to Secured Party any and all certificates of title, applications for title or similar evidence of ownership of all Equipment having a value in excess of $75,000 and shall cause Secured Party to be named as lienholder on any such certificate of title or other evidence of ownership.  Each Debtor shall promptly inform Secured Party of any deletions from the Equipment (other than deletions pursuant to asset dispositions permitted by the Purchase Agreement) and shall not permit any such items to become Fixtures to real estate other than real estate subject to mortgages or deeds of trust in favor of Secured Party.

4.8 Investment Property.  Each Debtor shall take any and all actions as may be necessary or desirable, or that Secured Party may reasonably request from time to time, to (i) cause Secured Party to obtain exclusive Control of any Investment Property owned by such Debtor in a manner acceptable to Secured Party and (ii) obtain from any issuers of Investment Property and such other Persons, for the benefit of Secured Party, written confirmation of Secured Party’s Control over such Investment Property upon terms and conditions acceptable to Secured Party.

4.9 General Intangibles.  Each Debtor shall use commercially reasonable efforts to obtain any consents, waivers or agreements necessary to enable Secured Party to exercise remedies hereunder and under the other Transaction Documents with respect to any of such Debtor’s rights under any General Intangibles, including such Debtor’s rights as a licensee of Software.

4.10 Commercial Tort Claims.  Each Debtor shall promptly advise Secured Party upon such Debtor becoming aware that it has any interest in Commercial Tort Claims.  With respect to any Commercial Tort Claim in which any Debtor has any interest, such Debtor shall execute and deliver such documents as may be necessary or desirable, or that Secured Party may request, to create, perfect and protect Secured Party’s security interest in such Commercial Tort Claim.

4.11 Taxes and Claims.  Each Debtor shall pay when due all property and other taxes, assessments and governmental charges imposed upon, and all claims against, the Collateral (including claims for labor, materials and supplies); provided that no such tax, assessment or charge need be paid to the extent the same are Properly Contested and the same may be contested without risk of loss or forfeiture or material impairment of the Collateral or the use thereof.

4.12 Bank Accounts; Collection of Accounts and Payments.

(a) Upon request by Secured Party, each Debtor agrees to enter into a deposit account control agreement (“Deposit Account Control Agreement”), in a form reasonably acceptable to Secured Party, with each financial institution with which such Debtor maintains from time to time any Deposit Account, other than those accounts described in Section 8.15(b) of the Purchase Agreement.  No Debtor shall establish any Deposit Account with any financial institution unless prior thereto Secured Party and such Debtor shall have entered into a Deposit Account Control Agreement with such financial institution, or unless Secured Party shall have waived such requirement.  Each Deposit Account Control Agreement shall provide, among other things, that the financial institution maintaining the Deposit Account will waive certain rights of setoff and will, from and after receipt by such financial institution of written notice from Secured Party, transfer all amounts held by such financial institution on behalf of such Debtor, as Secured Party may direct.  The parties hereto agree that such written notice from Secured Party may only be given if an Event of Default under the Purchase Agreement has occurred and is continuing.

(b) Upon request by Secured Party at any time after the occurrence and during the continuance of an Event of Default, each Debtor agrees to establish lock box and blocked accounts (collectively, “Blocked Accounts”) in such Debtor's name with such banks as are acceptable to Secured Party (“Collecting Banks”), subject to irrevocable instructions in a form specified by Secured Party, to which Account Debtors shall directly remit all payments on Accounts and in which such Debtor will immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check.  In addition, Secured Party may establish one or more depository accounts at each Collecting Bank or at a centrally located bank in the name of Secured Party or such Debtor as customer (collectively, the “Depository Account”).  Each Debtor shall cause each Collecting Bank, pursuant to an agreement in form and substance satisfactory to Secured Party, to cause all amounts held or deposited in the Blocked Accounts held by such Collecting Bank to be transferred to the Depository Account on a daily basis.

4.13 Collateral Generally.

(a) Each Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of such Debtor (to the extent such signature is required under the laws of any applicable jurisdiction), which financing statements may describe the Collateral as “all assets” or “all personal property” or words of like import.

(b) Each Debtor will furnish to Secured Party, from time to time upon request, statements and schedules further identifying, updating, and describing the Collateral and such other information, reports and evidence concerning the Collateral as Secured Party may reasonably request, all in reasonable detail.

(c) Each Debtor shall not use or permit any Collateral to be used unlawfully or in material violation of any provision of Applicable Law, or any policy of insurance covering any of the Collateral.

(d) Subject to the next sentence, each Debtor shall keep the Collateral (other than Collateral in the possession of Secured Party, cash on deposit in permitted Deposit Accounts and investments in permitted Securities Accounts) at the locations maintained by such Debtor and set forth on Schedule 3.3 hereto.  Each Debtor shall give Secured Party not less than thirty (30) days prior written notice of any change in such Debtor’s chief executive office and principal place of business or of any new location of business or any new location for any of the Collateral.  With respect to any new location (which in any event shall be within the continental United States), each Debtor shall execute and deliver such instruments, documents and notices and take such actions as may be necessary, or that Secured Party may request, to create, perfect and protect the Security Interests.

(e) Each Debtor shall keep full and accurate books and records relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as Secured Party may reasonably request indicating that the Collateral is subject to the Security Interests.

(f) Except as otherwise permitted herein or by the Purchase Agreement, no Debtor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral to secure indebtedness of such Debtor or any other Person except for the Security Interests and Permitted Liens.

(g) Beyond the safe custody and reasonable care in preservation thereof, each Debtor agrees that Secured Party shall have no duties concerning the custody and preservation of any Collateral in its possession (or in the possession of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property.  Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

(h) Each Debtor shall do nothing to impair the rights of Secured Party in the Collateral.  Each Debtor assumes all liability and responsibility in connection with the Collateral acquired, held or used by it, and the liability of such Debtor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to such Debtor.

(i) Secured Party agrees that upon payment in full of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the applicable Debtor.  Secured Party further agrees that upon such termination of the Security Interests or release of any Collateral, Secured Party shall, at the joint and several expense of the Debtors, execute and deliver to each Debtor such documents as such Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

4.14 Federal Compliance.

(a) As soon as possible after the end of each month (but in any event within five (5) Business Days after the end thereof) or more frequently as Secured Party may request following the occurrence and during the continuation of an Event of Default, each Debtor shall notify Secured Party in writing of any and all interest acquired in Federal Registration Collateral during such month.  Each Debtor shall take such steps as may be necessary, or that Secured Party may request, in order to perfect any Security Interests in Federal Registration Collateral.

(b) As soon as possible after the end of each month (but in any event within five (5) Business Days after the end thereof) or more frequently as Secured Party may request following the occurrence and during the continuation of an Event of Default, each Debtor shall notify Secured Party in writing of any and all Collateral which constitutes a claim against the United States government or any instrumentality or agency thereof arising in the Ordinary Course of Business during such month, the assignment of which claim is restricted by federal law.  Each Debtor shall promptly notify Secured Party in writing of any Collateral which constitutes a claim against the United States government or any instrumentality or agency thereof not arising outside of the Ordinary Course of Business, the assignment of which claim is restricted by federal law.  Upon the request of Secured Party, each Debtor shall take such steps as may be necessary, or that Secured Party may request, to comply with any applicable federal assignment of claims laws and other comparable laws.

(c) Each Debtor shall not produce any Inventory in violation of any material provision of the Fair Labor Standards Act of 1938, or in material violation of any other law.

4.15 Debtors Remain Liable.  Anything herein to the contrary notwithstanding: (i) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein and shall perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by Secured Party of any of the rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; (iii) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; and (iv) Secured Party shall not have any liability in contract or tort for any Debtor’s acts or omissions.

4.16 Insurance.  The assets and properties of each Debtor at all times shall be maintained in accordance with the requirements of the Purchase Agreement.  Debtors shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral.  Debtors will furnish Secured Party with (i) copies of all insurance policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate lender loss payable and additional insured endorsements in form and substance satisfactory to Secured Party, naming Secured Party as a lender loss payee and additional insured as its interests may appear with respect to property, casualty and liability insurance coverage, and providing (A) that all proceeds thereunder shall be payable to Secured Party as its interests may appear, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days’ prior written notice is given to Secured Party.  In the event of any loss thereunder, the carriers named therein hereby are directed by Secured Party and Debtors to make payment for such loss to Secured Party and not to such Debtor and Secured Party jointly.  If any such insurance losses are paid by check, draft or other instrument payable to any Debtor and Secured Party jointly, Secured Party may endorse such Debtor’s name thereon and do such other things as Secured Party may deem advisable to reduce the same to cash.  If any payment for such loss is made to a Debtor and not Secured Party, such Debtor shall turn over such payment to Secured Party.  Secured Party is hereby authorized to adjust and compromise claims under insurance coverage referred to above.  All loss recoveries received by Secured Party upon any such insurance may, subject to the following provisions of this section, be applied to the Secured Obligations in accordance with the applicable provisions of the Purchase Agreement.  Any surplus shall be paid by Secured Party to Debtors or applied as may be otherwise required by law.  Any deficiency thereon shall be paid by Debtors to Secured Party, on demand.

4.17 Other Documents and Actions.  Each Debtor shall, from time to time, at its expense, promptly execute and deliver all further instruments, documents and notices and take all further action that may be necessary, or that Secured Party may request, in order to create, perfect and protect any Security Interests, or to enable Secured Party to exercise and enforce its rights and remedies hereunder or under any other Transaction Document with respect to any Collateral.  Without limiting the generality of the foregoing, each Debtor shall:  (i) at any reasonable time, upon demand by Secured Party to such Debtor, allow inspection of the Collateral by Secured Party or Persons designated by Secured Party and to examine and make copies of the records of such Debtor related thereto, and to discuss the Collateral and the records of such Debtor with respect thereto with, and to be advised as to the same by, such Debtor’s officers and employees (with all of such information to be held by Secured Party in accordance with the terms and conditions of the Purchase Agreement) and, after the occurrence and during the continuance of an Event of Default, with any other Person which is or may be obligated with respect to any Collateral; and (ii) upon Secured Party’s request, appear in and defend any action or proceeding that may affect such Debtor’s title to or Secured Party’s security interest in the Collateral.

SECTION 5. Remedial Provisions.

(a) Upon the occurrence and during the continuance of an Event of Default, Secured Party or its attorneys shall have the right without notice or demand or legal process (unless the same shall be required by Applicable Law), personally, or by an agent, (i) to enter upon, occupy and use any premises owned or leased by a Debtor or where the Collateral is located (or is believed to be located), subject to Applicable Law, until the Secured Obligations are paid in full without any obligation to pay rent to such Debtor, to render the Collateral useable or saleable and to remove the Collateral or any part thereof to the premises of Secured Party for such time as Secured Party may desire in order to effectively collect or liquidate the Collateral and use in connection with such removal any and all services, supplies and other facilities of such Debtor; (ii) to take possession of such Debtor’s original books and records, to obtain access to such Debtor’s data processing equipment, computer hardware and Software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Secured Party deems appropriate; and (iii) to notify postal authorities to change the address for delivery of such Debtor’s mail to an address designated by Secured Party and to receive, open and dispose of all mail addressed to such Debtor.  If any Debtor’s books and records are prepared or maintained by an accounting service, contractor or other third party agent, such Debtor hereby irrevocably authorizes such service, contractor or other agent, upon notice by Secured Party to such Person that an Event of Default has occurred and is continuing, to deliver to Secured Party or its designees such books and records, and to follow Secured Party’s instructions with respect to further services to be rendered.

(b) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein, in the Purchase Agreement or otherwise available to it, all the rights and remedies of Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Debtor to, and each Debtor hereby agrees that it will, at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at any place or places designated by Secured Party which is reasonably convenient to Secured Party in which event such Debtor shall at its own expense (A) forthwith cause the same to be moved to the place or places so designated by Secured Party, (B) store and keep any Collateral so delivered to Secured Party at such place or places pending further action by Secured Party, and (C) while Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition; (ii) withdraw all cash in any Deposit Account and apply such monies in payment of the Secured Obligations; and (iii) without notice except as specified below, sell, lease, license or otherwise dispose of the Collateral or any part thereof by one or more contracts, in one or more parcels at public or private sale, and without the necessity of gathering at the place of sale of the property to be sold, at any of Secured Party’s offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable.  Secured Party shall have no obligation to marshal any Collateral in favor of the any Debtor or any other Credit Party.

(c) Each Debtor agrees that, to the extent notice of sale shall be required by law, a reasonable authenticated notification of disposition shall be a notification given at least ten (10) days prior to any such sale and such notice shall (i) describe Secured Party and the applicable Debtor, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of intended disposition, (iv) state that such Debtor is entitled to an accounting of the Secured Obligations and state the charge, if any, for an accounting, and (v) state the time and place of any public disposition or the time after which any private sale is to be made.  At any sale of the Collateral, if permitted by law, Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of Secured Party (on behalf of Secured Party and the Purchaser).  Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Secured Party may disclaim any warranties that might arise in connection with the sale, lease, license or other disposition of the Collateral and have no obligation to provide any warranties at such time.  Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  To the extent permitted by law, each Debtor hereby specifically waives all rights of redemption, stay or appraisal, which it has or may have under any law now existing or hereafter enacted.

(d)  If an Event of Default has occurred and is continuing, each Debtor hereby irrevocably authorizes and empowers Secured Party, without limiting any other authorizations or empowerments contained in any of the other Transaction Documents, to assert, either directly or on behalf of such Debtor, any claims such Debtor may have, from time to time, against any other party to any of the agreements to which such Debtor is a party or to otherwise exercise any right or remedy of such Debtor under any such agreements (including the right to enforce directly against any party to any such agreement all of such Debtor’s rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by such Debtor thereunder).

(e) If an Event of Default has occurred and is continuing, the proceeds of any collection, enforcement, sale or other disposition of, or other realization upon, all or any part of the Collateral and any cash held in any Deposit Account shall be applied in accordance with the applicable provisions of the Purchase Agreement.

(f) Each Debtor acknowledges and agrees that a breach of any of the covenants contained in Sections 4, 5 and 6 hereof will cause irreparable injury to Secured Party and that Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other obligations of such Debtor contained in this Agreement, that the covenants of such Debtor contained in the Sections referred to in this Section shall be specifically enforceable against such Debtor.

(g) No failure or delay on the part of any party hereto in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 6. Attorney-in-Fact.

Each Debtor hereby irrevocably appoints Secured Party, its nominee, and any other Person whom Secured Party may designate, as such Debtor’s attorney in fact, with full power during the existence of any Event of Default: (i) to sign such Debtor’s name on verifications of Accounts and other Collateral; (ii) to send requests for verification of Collateral to such Debtor’s customers, Account Debtors and other obligors; (iii) to endorse such Debtor’s name on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into Secured Party’s possession or on any assignments, stock powers, or other instruments of transfer relating to the Collateral or any part thereof; (iv) to sign such Debtor’s name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and Account Debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; (v) to notify the post office authorities to change the address for delivery of such Debtor’s mail to an address designated by Secured Party; (vi) to receive, open and dispose of all mail addressed to such Debtor; (vii) to sign any document which may be required by the United States Patent and Trademark Office or United States Copyright Office or similar registrar in order to effect an absolute assignment of all right, title and interest in any Intellectual Property, and record the same, as applicable; (viii) to execute any document or instrument, and to take any action, necessary under Applicable Law (including the Assignment of Claims Act) in order for Secured Party to exercise its rights and remedies (or to be able to exercise its rights and remedies at some future date) with respect to any Account of an Account Debtor, customer or other obligor (including any such Account Debtor, customer or obligor that is a Governmental Authority); and (ix) to do all things necessary to carry out the terms and provisions of this Agreement.  Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither Secured Party nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than, and to the extent of, such Person’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment).  The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations have been fully paid and satisfied and the Security Interests shall have terminated in accordance with the terms hereof.

SECTION 7. Expenses.

(a) Without limiting any Debtor’s obligations under the Purchase Agreement or the other Transaction Documents, each Debtor hereby agrees to promptly pay all fees, costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with (i) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (ii) creating, perfecting, maintaining and enforcing Secured Party’s Liens and (iii) collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of the Collateral.

(b) If any Debtor fails to promptly pay any portion of the above costs, fees and expenses when due or to perform any other obligation of such Debtor under this Agreement, Secured Party may, at its option, but shall not be required to, pay or perform the same and charge such Debtor’s account for all fees, costs and expenses incurred therefor, and the Debtors jointly and severally agree to reimburse Secured Party therefor on demand.  All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which any Debtor may become liable hereunder and all fees, costs and expenses (including attorneys’ fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the highest rate provided in the Purchase Agreement and shall be secured by the Collateral.

SECTION 8. Notices.

All notices, approvals, requests, demands and other communications hereunder to be delivered to any Debtor and all notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Purchase Agreement.

SECTION 9. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that (x) no Debtor may assign its rights or obligations hereunder without the written consent of Secured Party (and any such assignment or transfer without such consent shall be null and void ab initio) and (y) Secured Party may assign its rights or obligations hereunder except to the extent prohibited by the Purchase Agreement.  No sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Secured Party, for its benefit and the benefit of the Purchaser, hereunder, subject to the rights of any such assignee.

SECTION 10. Changes in Writing.

No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by Secured Party (or with such other consent as is required by the Purchase Agreement) and the Debtors.

SECTION 11. GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

SECTION 12. JURISDICTION; JURY TRIAL WAIVER.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM.  EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 12.02 OF THE PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY HERETO IN ANY OTHER JURISDICTION IN THE EVENT THAT A STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK DECLINES JURISDICTION.

(b) EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  EACH PARTY HERETO (I) CERTIFIES THAT NEITHER THE OTHER PARTY NOR ITS REPRESENTATIVES, AGENTS OR ATTORNEYS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

To the extent that any Debtor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Debtor hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Transaction Documents.

SECTION 13. Counterparts; Integration.

Facsimile or electronic transmissions of any executed original document and/or retransmission of any executed facsimile or electronic transmission shall be deemed to be the same as the delivery of an executed original.  At the request of any party hereto, the other parties hereto shall confirm facsimile or electronic transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 14. Headings.

Headings and captions used in this Agreement are included for convenience of reference and shall not be given any substantive effect.

SECTION 15. General Terms and Conditions.

In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Transaction Document and shall otherwise be subject to all of the general terms and conditions contained in Article 12 of the Purchase Agreement, mutatis mutandi.

SECTION 16. Additional Debtors.

It is understood and agreed that any Subsidiary of the Issuer or other Person that desires to become a Debtor hereunder, or is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Purchase Agreement, any other Transaction Document or otherwise, shall become a Debtor hereunder by (x) executing a joinder agreement in form and substance satisfactory to Secured Party, (y) delivering supplements to Schedules hereto as are necessary to cause such Schedules to be complete and accurate with respect to such additional Debtor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Debtor had it been an original party to this Agreement, in each case with all documents required above to be delivered to Secured Party and with all documents and actions required above to be taken to the reasonable satisfaction of Secured Party.

[Signature page follows]

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

DEBTORS:

TEL-INSTRUMENT ELECTRONICS CORP.

By:           __________________________________
Name:           __________________________________
Title:           __________________________________

SECURED PARTY:

[   ]

By:           ____________________________________
Name:           ____________________________________
Title:           ____________________________________

_________________________________________
Read and Approved by: [   ]

Schedules to Security Agreement

Schedule 3.2

Organizational Information

Schedules to Security Agreement

Schedule 3.3

Collateral Locations, Chief Executive Office, Real Estate, Legal Descriptions

Schedule 3.5

Federal Registration Collateral

Schedule 3.6

Intellectual Property

Schedule 3.9

Chattel Paper, Letter-of-Credit Rights, Commercial Tort Claims, Documents,

Titled Equipment

Schedule 3.10

Deposit and Securities Accounts

Bank	Account No.	Type of Account	Description